UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: May 4, 2020
(Date of earliest event reported)

THE YORK WATER COMPANY
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	001-34245	23-1242500
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

130 EAST MARKET STREET, YORK, PENNSYLVANIA	17401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (717) 845-3601

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company  ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ◻

Securities registered pursuant to Section 12(g) of the Act:

COMMON STOCK, NO PAR VALUE	YORW	The NASDAQ Global Select Market
(Title of Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

THE YORK WATER COMPANY

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Shareholders of The York Water Company was convened May 4, 2020, virtually, at www.virtualshareholdermeeting.com/YORW2020, at 1:00 P.M. for the purpose of taking action upon the following proposals:

(1)	To elect four (4) Directors to three-year terms of office.

The actions taken by the Shareholders concerning the election of Directors are as follows:

	For		Withheld		Broker Non-votes
Joseph T. Hand	7,636,271	Votes	153,806	Votes	2,875,368
Erin C. McGlaughlin	7,678,337	Votes	111,740	Votes	2,875,368
Robert P. Newcomer	7,680,412	Votes	109,665	Votes	2,875,368
Ernest J. Waters	7,630,291	Votes	159,786	Votes	2,875,368

The following Directors’ terms of office continued after the Annual Meeting:

James H. Cawley, Esq.
Cynthia A. Dotzel, CPA
Michael W. Gang, Esq.
Jeffrey R. Hines, P.E.
George W. Hodges
George Hay Kain, III
Jody L. Keller, SPHR
Steven R. Rasmussen, CPA

(2)	To ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2020.

The actions taken by the Shareholders concerning the appointment of Baker Tilly Virchow Krause, LLP independent accountants are as follows:

For Approval	10,433,451	Shares
Against Approval	117,686	Shares
Abstaining From Voting	114,308	Shares
Broker Non-vote	-	Shares

(3)	To approve, by non-binding vote, the compensation of the named executive officers.

The actions taken by the Shareholders concerning the approval, by non-binding vote, of the compensation of the named executive officers are as follows:

For Approval	7,298,811	Shares
Against Approval	243,281	Shares
Abstaining From Voting	247,985	Shares
Broker Non-vote	2,875,368	Shares

THE YORK WATER COMPANY

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE YORK WATER COMPANY

/s/ Matthew E. Poff
Date: May 5, 2020	Matthew E. Poff
Chief Financial Officer